UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2022
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road	92121
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2022, Halozyme Therapeutics, Inc. (the “Company”) announced that Elaine Sun is stepping down from her position as Senior Vice President, Chief Financial Officer of the Company, effective immediately, to pursue another opportunity. The Company intends to enter into a separation agreement with Ms. Sun which we expect to provide benefits consistent with those previously disclosed by the Company on its Current Report on Form 8-K filed on December 13, 2018. The Company would like to thank Ms. Sun for her contributions during her tenure with the Company.
On February 2, 2022, Nicole LaBrosse was appointed as Senior Vice President, Chief Financial Officer of the Company, effective immediately. Ms. LaBrosse (age 39) has served as the Company’s Vice President, Finance and Accounting since January 2020. Previously she served as the Company’s Executive Director, Controller from July 2017 to December 2019 and was the Company’s Senior Director, Financial Reporting from June 2015 to June 2017. Prior to joining the Company, Ms. LaBrosse was an auditor with PricewaterhouseCoopers, LLP from 2004 to 2015. She received her B.S. degree in corporate finance and accounting and her M.S. degree in accounting from Bentley College and is a certified public accountant.
There are no family relationships between Ms. LaBrosse and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Ms. LaBrosse does not have a direct or indirect material interest in any transaction or arrangement in which the Company is a participant.
Ms. LaBrosse’s initial annual base salary will be $485,500 and she will be eligible to participate in the Company’s executive officer incentive plans, with a 2022 bonus target equal to 45% of her base salary. Ms. LaBrosse will be eligible to receive long-term incentive awards in accordance with the Compensation Committee’s equity award grant practices for the Company’s executive officers.

Item 9.01 Financial Statements and Exhibits.
Exhibits

Exhibit No.	Description

99.1	Press Release of Halozyme Therapeutics, Inc. dated February 2, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

February 3, 2022	By:	/s/ Mark Snyder

	Name:	Mark Snyder
	Title:	Senior Vice President, General Counsel and Corporate Secretary